EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 3

                  AMENDMENT NO. 3 dated as of October 12, 2001, between CHART INDUSTRIES, INC., a Delaware corporation duly organized and validly existing under the laws of the State of Delaware (the “Borrower”); each of the Subsidiaries of the Borrower identified under the caption “SUBSIDIARY BORROWERS” on the signature pages hereto (individually, a “Subsidiary Borrower” and, collectively, the “Subsidiary Borrowers”); each of the Subsidiaries of the Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto (individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with the Borrower and the Subsidiary Borrowers, the “Obligors”); each of the lenders that is a signatory hereto (individually, a “Lender” and, collectively, the “Lenders”); THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and NATIONAL CITY BANK, as Documentation Agent.

                  The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Borrower in an aggregate original principal amount not exceeding $300,000,000. The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Applicable Margin” means, for any day, with respect to any ABR Loan (including any Swingline Loan) or Eurodollar Loan, as the case may be, of any Class the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurodollar Spread” with respect to such Class, respectively, based upon the Leverage Ratio as of the most recent determination date:

Leverage Ratio:	ABR Spread for Revolving Credit Loans and Term Loan A	Eurodollar Spread for Revolving Credit Loans and Term Loan A	ABR Spread for Term Loan B	Eurodollar Spread for Term Loan B
Category 1 Greater than 6.00 to 1	2.50%	3.50%	3.00%	4.00%

Category 2 Less than or equal to 6.00 to 1 and greater than 5.50 to 1	2.25%	3.25%	2.75%	3.75%

Category 3 Less than or equal to 5.50 to 1 and greater than 4.00 to 1	2.00%	3.00%	2.50%	3.50%

Category 4 Less than or equal to 4.00 to 1 and greater than 3.50 to 1	1.75%	2.75%	2.50%	3.50%

Category 5 Less than or equal to 3.50 to 1 and greater r than 3.00 to 1	1.50%	2.50%	2.50%	3.50%

Category 6 Less than or equal to 3.00	1.25%	2.25%	2.50%	3.50%

For purposes of the foregoing, (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the Borrower’s consolidated financial statements delivered pursuant to Section 6.01(a) or (b) and (b) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 above (i) at any time that an Event of Default has occurred and is continuing and (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 6.01(a) or (b) and/or the related compliance certificate, during the period from the expiration of the time for delivery thereof until such consolidated financial statements and compliance certificate are so delivered.

      Notwithstanding the foregoing, the Applicable Margin with respect to Incremental Revolving Credit Loans of any Series, shall be 2.75% for ABR Loans and 3.75% for Eurodollar Loans.

                        Section 3. Waiver. Effective as provided in Section 5 below, but with effect on and after the date hereof, each Lender hereby waives any Default that has occurred and is continuing on the date hereof or may hereafter arise as a result of the Borrower’s failure to comply with the requirements of clause (a) of Section 7.09 of the Credit Agreement; provided that such waiver shall expire and be of no further force or effect on or after December 31, 2001. Without limiting the foregoing, except as expressly provided in the immediately preceding sentence, the Lenders and the Administrative Agent do not waive, and expressly reserve all of their respective rights and remedies with respect to any Default that may exist under the Credit Agreement or any remedy or right provided to the Lenders and/or the Administrative Agent thereunder or under applicable law.

                        Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 3 and (b) immediately after giving effect to the waiver set forth in Section 3 above, no Default shall have occurred and be continuing.

                        Section 5. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 and the waiver set forth in Section 3 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

5.01. Execution by All Parties. This Amendment No. 3 shall have been executed and delivered by each of the Obligors and the Required Lenders.

5.02. Opinion of Counsel to the Obligors. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of a date acceptable to the Administrative Agent) of (i) Calfee, Halter & Griswold LLP, counsel for the Obligors, and (ii) such other counsel to one or more of the Obligors, in each case in form and substance satisfactory to the Administrative Agent covering such matters relating to the Obligors and this Amendment No. 3 as the Administrative Agent shall reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

5.03. Amendment Fee. The Administrative Agent shall have received for the account of each Lender that consents to this Amendment No. 3 (evidenced by receipt by the Administrative Agent of an executed counterpart of this Amendment No. 3) by 5:00 p.m., New York City time, on October 12, 2001 an amendment fee in an amount equal to 0.10% of the sum of Revolving Credit Exposures and unused Revolving Credit Commitments, outstanding A Term Loans, outstanding B Term Loans and Incremental Revolving Credit Exposures and unused Incremental Revolving Credit Commitments of each such Lender.

                        Section 6. Miscellaneous. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 3. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC.

By	/s/ Michael F. Biehl

Name:
Title:

SUBSIDIARY BORROWERS

CHART HEAT EXCHANGERS LIMITED

By	/s/ John T. Romain

Name:
Title:

CHART-AUSTRALIA PTY, LTD.

By	/s/ John T. Romain

Name:
Title:

SUBSIDIARY GUARANTORS

ALTEC, INC

By	/s/ John T. Romain

Name:
Title:

CHART HEAT EXCHANGERS LIMITED
PARTNERSHIP

By:	CHART MANAGEMENT COMPANY, INC.,
as its sole general partner

By	/s/ John T. Romain

Name:
Title:

CHART INDUSTRIES FOREIGN SALES
CORPORATION

By	/s/ John T. Romain

Name:
Title:

CHART INTERNATIONAL INC.

By	/s/ John T. Romain

Name:
Title:

CHART MANAGEMENT COMPANY, INC.

By	/s/ John T. Romain

Name:
Title:

CHART LEASING, INC.

By	/s/ John T. Romain

Name:
Title:

CHART CRYOGENIC SERVICES, INC.

By	/s/ John T. Romain

Name:
Title:

CHART, INC.

By	/s/ John T. Romain

Name:
Title:

CHART INTERNATIONAL HOLDINGS, INC.

By	/s/ John T. Romain

Name:
Title:

CHART ASIA, INC.

By	/s/ John T. Romain

Name:
Title:

CAIRE INC.

By	/s/ John T. Romain

Name:
Title:

LENDERS

THE CHASE MANHATTAN BANK,
individually and as Administrative Agent

By	/s/ Henry W. Centa

Name: Henry W. Centa
Title: Vice President

NATIONAL CITY BANK

By	/s/ Anthony J. DiMare

Name: Anthony J. DiMare
Title: Senior Vice President

BANK ONE, MICHIGAN

By	/s/ Glenn A. Currin

Name: Glenn A. Currin
Title: First Vice President

VAN KAMPEN
PRIME RATE INCOME TRUST
By:	Van Kampen Investment Advisory Corp.

By	/s/ Darvin D. Pierce

Name: Darvin D. Pierce
Title: Executive Director

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research,
as Investment Advisor

By	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By /s/ Megan G. Mourning

Name: Megan G. Mourning Title: Vice President

UNION BANK OF CALIFORNIA, N.A.

By /s/ Jason Kim

Name: Jason Kim Title: Credit Officer

FLEET NATIONAL BANK

By Peter M. Anzivino

Name: Peter M. Anzivino Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By /s/ Gregory L. Hong

Name: Gregory L. Hong Title: Duly Authorized Signatory

HARRIS TRUST AND SAVINGS BANK

By /s/ Sarah U. Johnston

Name: Sarah U. Johnston Title: Vice President

THE HUNTINGTON NATIONAL BANK

By	/s/ Stan Sarwer

Name: Stan Sarwer
Title: Vice President

BANK OF AMERICA, N.A.

By	/s/ Bridget A. Garavalia

Name: Bridget A. Garavalia
Title: Managing Director

CITIZENS BANK OF MASSACHUSETTS

By	/s/ Christopher G. Daniel

Name: Christopher G. Daniel
Title: Vice President

BAYERISCHE HYPO-UND VEREINSBANK AG

By

Name:
Title:

FIRST MERIT BANK N.A.

By	/s/ John F. Neumann

Name: John F. Neumann
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By

Name:
Title:

KZH RIVERSIDE LLC

By	/s/ Susan Lee

Name: Susan Lee
Title: Authorized Agent

KZH STERLING LLC

By	/s/ Susan Lee

Name: Susan Lee
Title: Authorized Agent

KZH CYPRESSTREE – 1 LLC

By	/s/ Susan Lee

Name: Susan Lee
Title: Authorized Agent